UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 29, 2008
WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
228 St. Charles Avenue
New Orleans, Louisiana 70130
(Address of Principal Executive Offices, including Zip Code)
(504) 586-7272
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 29, 2008, Whitney Holding Corporation (“Whitney”) announced its intention to file an application to participate in the U.S. Department of Treasury’s Capital Purchase Program. Pursuant to the Capital Purchase Program, the Treasury will purchase shares of preferred stock of qualified financial institutions, such as Whitney. The Capital Purchase Program was created by the U.S. Department of Treasury under authority provided in the Emergency Economic Stabilization Act of 2008, in order to restore stability to the U.S. financial system. On October 29, 2008, Whitney issued a news release announcing its intention to participate in the Capital Purchase Program (the “News Release”). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.
     Whitney is not currently authorized to issue shares of preferred stock under its charter. It is a prerequisite to Whitney’s participation in the Capital Purchase Program for Whitney to amend its charter to authorize the issuance of preferred stock. Therefore, the board of directors has determined that it is in the best interests of Whitney and its shareholders to call a Special Meeting of Shareholders for the purpose of considering and voting on the adoption of a proposed amendment to Whitney’s charter to authorize the issuance of shares of preferred stock. The approval of a majority of the outstanding shares of Whitney’s common stock will be necessary to adopt the proposed amendment.
     Whitney has filed a preliminary proxy statement with the SEC in connection with the special meeting. Whitney’s shareholders are urged to read the proxy statement, as it contains important information about the business to be conducted at the special meeting. Whitney’s shareholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Whitney’s shareholders and other interested parties will also be able to obtain these documents by visiting the Investor Relations page of Whitney’s website, www.whitneybank.com. Copies of all documents filed with the SEC can also be obtained, without charge, by directing a request to Whitney Holding Corporation, Attention: Mrs. Shirley N. Fremin, Manager Shareholder Services, Whitney Holding Corporation, P.O. Box 61260, New Orleans, Louisiana 70161-1260, (504) 586-3627 or by calling toll free (800) 347-7272, ext. 3627, or by sending an e-mail to the following address: investor.relations@whitneybank.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	News Release of Whitney Holding Corporation, dated October 29, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 30, 2008

By:	/s/ Thomas L. Callicutt, Jr.
Thomas L. Callicutt, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release of Whitney Holding Corporation, dated October 29, 2008